UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2011 (August 31, 2011)
GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On August 31, 2011, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its third quarter ended July 31, 2011. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):
(i)	net income before special items on a consolidated basis, which is equal to net income plus restructuring charges, restructuring-related inventory charges, acquisition-related costs and a non-cash intangible asset impairment charge, each item net of tax, on a consolidated basis;
(ii)	diluted earnings per Class A share and per Class B share before special items on a consolidated basis, which is equal to diluted earnings per Class A share and per Class B share, respectively, plus restructuring charges, inventory-related restructuring charges, acquisition-related costs and a non-cash intangible asset impairment charge, each item net of tax, on a consolidated basis;
(iii)	operating profit before special items on a consolidated basis, which is equal to operating profit plus restructuring charges, inventory-related restructuring charges, acquisition-related costs and a non-cash intangible asset impairment charge on a consolidated basis;
(iv)	operating profit before special items for each of the Company’s business segments, which is equal to a business segment’s operating profit plus that segment’s restructuring charges, restructuring-related inventory charges, acquisition-related costs and a non-cash intangible asset impairment charge, as applicable to that segment;
(v)	EBITDA on a consolidated basis, which is equal to net income plus interest expense, net plus income tax expense less equity earnings of unconsolidated affiliates, net of tax plus depreciation, depletion and amortization on a consolidated basis;
(vi)	EBITDA for each of the Company’s business segments, which is equal to a business segment’s operating profit less that segment’s other expenses (income), net plus that segment’s depreciation, depletion and amortization expense, as applicable to that segment;
(vii)	EBITDA before special items on a consolidated basis, which is equal to EBITDA plus restructuring charges, restructuring-related inventory charges, acquisition-related costs and a non-cash intangible asset impairment charge on a consolidated basis;
(viii)	EBITDA before special items for each of the Company’s business segments, which is equal to a business segment’s EBITDA plus that segment’s restructuring charges, restructuring-related inventory charges, acquisition-related costs and a non-cash intangible asset impairment charge, as applicable to that segment;
(ix)	net working capital on a consolidated basis, which is equal to current assets less current liabilities less cash and cash equivalents on a consolidated basis; and
(x)	net debt on a consolidated basis, which is equal to long-term debt plus current portion of long-term debt plus short-term borrowings less cash and cash equivalents on a consolidated basis.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the Company.
The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
On September 1, 2011, management of the Company held a conference call with interested investors and financial analysts to discuss the Company’s financial results for its third quarter ended July 31, 2011. The file transcript is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on August 31, 2011 announcing the financial results for its third quarter ended July 31, 2011.

99.2	File transcript of conference call held by management of Greif, Inc. on September 1, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: September 2, 2011	By	/s/ Robert M. McNutt
Robert M. McNutt,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on August 31, 2011 announcing the financial results for its third quarter ended July 31, 2011.

99.2	File transcript of conference call held by management of Greif, Inc. on September 1, 2011.